EXHIBIT 10.36
                                      25
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           AMENDMENT TO 1991 STOCK OPTION PLAN OF CVB FINANCIAL CORP.
                  APPROVED BY THE SHAREHOLDERS ON MAY 21, 1997

Section 1 of the 1991 Plan is hereby amended and restated in its entirety to read as follows:

     1. PURPOSE.

     (a) The purpose of the CVB Financial Corp. 1991 Stock Option Plan (the "1991 Plan") is to strengthen CVB Financial Corp. (the "Company") by providing to participating employees (the "Employees"), employee directors (the "Employee Directors") and non-employee directors (the "Non-Employee Directors") added incentives for high levels of performance and to encourage stock ownership in the Company. The 1991 Plan seeks to accomplish these performance goals by providing a means whereby such Employees, Employee Directors and Non-Employee Directors of the Company and its subsidiaries may be given an opportunity to purchase by way of option common stock of the Company. The performance goal for those eligible to participate in the 1991 Plan is an increase in the value of the Company's shares over the option exercise price.

     (b) The Company, by means of the 1991 Plan, seeks to secure and retain the services of such Employees, Employee Directors and Non-Employee Directors of the Company or any of its subsidiaries, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries.

     (c) The Company intends that the options issued under the 1991 Plan shall, in the discretion of the Board of Directors of the Company (the "Board") or any committee to which responsibility for administration of the 1991 Plan has been delegated pursuant to subparagraph 2, be either incentive stock options as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or any successor thereto ("incentive stock options"), or options which do not qualify as incentive stock options ("nonqualified stock options"). All options shall be separately designated as incentive stock options or nonqualified stock options at the time of grant, and a separate certificate or certificates shall be issued for shares purchased on the exercise of each type of option.

Section 2 of the 1991 Plan is hereby amended and restated in its entirety to read as follows:

     2. ADMINISTRATION.

     (a) The 1991 Plan shall be administered by a committee of the Board (the "Committee"). Notwithstanding the foregoing, the Board retains the right to administer the 1991 Plan itself in accordance with the provisions of this
Section 2. Board and Committee action shall be taken pursuant to a majority vote or the unanimous written consent of its members. The Board and the Committee have evidenced their adoption of the 1991 Plan by their signatures at the end of the 1991 Plan.

     (b) The Committee shall have the power, subject to, and within the limitations of, the express provisions of the 1991 Plan:

          (i) To determine from time to time which of the persons eligible under the 1991 Plan shall be granted an option; when and how the option shall be granted; whether the option will be an incentive stock option or a nonqualified stock option; the provisions of each option granted (which need not be identical), including, without limitation, the time or times during the term of each option within which all or portions of such option may be exercised; the duration of and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the 1991 Plan; and the number of shares for which an option shall be granted to each such person.

          (ii) To determine any conditions or restrictions imposed on stock acquired pursuant to the exercise of an option (including, but not limited to, repurchase rights, forfeiture restrictions and restrictions on transferability).

          (iii) To construe and interpret the 1991 Plan and the options granted under it, to construe and interpret any conditions or restrictions imposed on stock acquired pursuant to the exercise of an option, to define the terms used herein, to establish, amend and revoke rules and regulations for its administration to establish and administer performance goals under the 1991 Plan, and to the extent required by the Code and Treasury Regulations, ensure that performance goals have been obtained, provided, however, that the Committee has no authority to change the performance goals of the 1991 Plan after the shareholders of the Company have approved the 1991 Plan, and any amendments thereto. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the 1991 Plan or in any option agreement in a manner and to the extent it shall deem necessary or expedient to make the 1991 Plan fully effective.

          (iv) To cancel, at any time and from time to time, with the consent of the affected optionee or optionees, any or all outstanding options granted under the 1991 Plan and the grant and substitution therefor of new options under the 1991 Plan (subject to limitations hereof) covering the same or different number of shares of stock at an option price per share in all events not less than the fair market value on the new grant date.

          (v) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company.

     (c) The Committee shall be composed of not fewer than two (2) members of the Board. All of the members of the Committee shall be "nonemployee directors" as such term is defined in Securities and Exchange Commission Rule 16b-3 under the 1934 Act ("Nonemployee Directors") and shall qualify as "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Code and Treasury Regulations 1.162-27(c)(3) ("Outside Director"). The Board shall have the authority to appoint and remove Committee Members, provided, however, that any attempted appointment to the Committee of a person who does not qualify as an Outside Director and Nonemployee Director shall be null and void. Any Committee member who loses the status of an Outside Director and Nonemployee Director shall automatically and without further action cease to be a member of the Committee as soon as such status is lost.

     (d) The determinations of the Board or the Committee on matters referred to in this paragraph 2 shall be final and conclusive.

Section 4(d) is hereby added to the 1991 Plan and shall read as follows:

     4. ELIGIBILITY.

     (d) Options for no more than 100,000 shares may be granted to any person under the 1991 Plan in any calendar year. Options for no more than 400,000 shares may be granted to any person under the 1991 Plan cumulatively. Further, such numbers of shares specified in the foregoing two sentences shall be subject to adjustment under Section 9. The amount of compensation any eligible person could receive under an option grant is based solely on an increase in value of the Company stock after the date of the grant of the option.


All other provisions of the 1991 Plan unaffected by the foregoing amendments shall remain in full force and effect.

                               CVB FINANCIAL CORP.
                             1991 STOCK OPTION PLAN

                            Adopted February 21, 1991

                  Approved by the Shareholders on May 15, 1991

     1. PURPOSE.

     (a) The purpose of the CVB Financial Corp. 1991 Stock Option Plan (the "1991 Plan") is to strengthen CVB Financial Corp. (the "Company") by providing to participating employees (the "Employees"), employee directors (the "Employee Directors") and non-employee directors (the "Non-Employee Directors") added incentives for high levels of performance and to encourage stock ownership in the Company. The 1991 Plan seeks to accomplish these goals by providing a means whereby such Employees, Employee Directors and Non-Employee Directors of the Company and its subsidiaries may be given an opportunity to purchase by way of option common stock of the Company.

     (b) The Company, by means of the 1991 Plan, seeks to secure and retain the services of such Employees, Employee Directors and Non-Employee Directors of the Company or any of its subsidiaries, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries.

     (c) The Company intends that the options issued under the 1991 Plan shall, in the discretion of the Board of Directors of the Company (the "Board") or any committee to which responsibility for administration of the 1991 Plan has been delegated pursuant to subparagraph 2(d), be either incentive stock options as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or any successor thereto ("incentive stock options"), or options which do not qualify as incentive stock options ("nonqualified stock options"). All options shall be separately designated as incentive stock options or nonqualified stock options at the time of grant, and a separate certificate or certificates shall be issued for shares purchased on the exercise of each type of option.

     2. ADMINISTRATION.

     (a) The 1991 Plan shall be administered by the Board unless and until the Board delegates administration to a committee ("Committee"), as provided in subparagraph 2(d). Board action shall be taken pursuant to a majority vote or the unanimous written consent of its members.

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the 1991 Plan:

          (i) To determine from time to time which of the persons eligible under the 1991 Plan shall be granted an option; when and how the option shall be granted; whether the option will be an incentive stock option or a nonqualified stock option; the provisions of each option granted (which need not be identical), including, without limitation, the time or times during the term of each option within which all or portions of such option may be exercised; the duration of and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the 1991 Plan; and the number of shares for which an option shall be granted to each such person.

          (ii) To determine any conditions or restrictions imposed on stock acquired pursuant to the exercise of an option (including, but not limited to, repurchase rights, forfeiture restrictions and restrictions on transferability).

          (iii) To construe and interpret the 1991 Plan and the options granted under it, to construe and interpret any conditions or restrictions imposed on stock acquired pursuant to the exercise of an option, to define the terms used herein, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the 1991 Plan or in any option agreement in a manner and to the extent it shall deem necessary or expedient to make the 1991 Plan fully effective.

          (iv) To cancel, at any time and from time to time, with the consent of the affected optionee or optionees, any or all outstanding options granted under the 1991 Plan and the grant and substitution therefor of new options under the 1991 Plan (subject to limitations hereof) covering the same or different number of shares of stock at an option price per share in all events not less than the fair market value on the new grant date.

          (v) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company.

     (c) The Board shall comply with the provisions of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act") as in effect from time to time, to the extent applicable to the 1991 Plan.

     (d) The Board may delegate administration of the 1991 Plan to a Committee composed of not fewer than two (2) members of the Board. All of the members of the Committee shall be "disinterested persons" as provided in Rule 16b-3(c)(2)(i) promulgated pursuant to the 1934 Act. The Committee shall have, in connection with the administration of the 1991 Plan, the powers theretofore possessed by the Board as set forth in subparagraph 2(b), subject, however, to such resolutions, not inconsistent with the provisions of the 1991 Plan, as may be adopted from time to time by the Board. Any action of the Committee with respect to administration of the 1991 Plan shall be taken pursuant to a majority vote or to the unanimous written consent of its members. The Board may abolish the Committee at any time and revest in the Board the administration of the 1991 Plan.

     (e) The determinations of the Board or the Committee on matters referred to in this paragraph 2 shall be final and conclusive.

     3. SHARES SUBJECT TO THE 1991 PLAN.

     Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be offered pursuant to options granted under the 1991 Plan shall not exceed the aggregate of 850,000 shares of the Company's common stock. If any option granted under the 1991 Plan shall for any reason expire, be canceled or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the 1991 Plan.

     4. ELIGIBILITY.

     (a) All Employees and Employee Directors of the Company or its subsidiaries shall be eligible to receive incentive stock options. Non-Employee Directors of the Company or its subsidiaries shall not be eligible to receive incentive stock options.

     (b) All Employees, Employee Directors and Non-Employee Directors of the Company or its subsidiaries shall be eligible to receive nonqualified stock options.

     (c) The Company may issue incentive stock options provided that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed One Hundred Thousand Dollars ($100,000). Should it be determined that any incentive stock option granted pursuant to the 1991 Plan exceeds such maximum, such incentive stock option shall be considered to be a nonqualified option and not to qualify for treatment as an incentive stock option under Section 422 of the Code to the extent, but only to the extent, of such excess.

     5. OPTION PROVISIONS.

     Each option shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

     (a) Each option granted and all rights or obligations thereunder by its terms shall expire on such date as the Board or the Committee may determine as set forth in such stock option agreement, but not later than ten (10) years from the date the option was granted and shall be subject to earlier termination as provided elsewhere in the 1991 Plan. Notwithstanding the foregoing, any incentive stock option granted to an optionee who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its affiliates shall expire not later than five (5) years from the date of grant. For purposes of the 1991 Plan, the date of grant of an option shall be the date on which the Board or the Committee (as the case may be) takes final action approving the award of the option, notwithstanding the date the optionee accepts the option, the date of execution of the option agreement, or any other date with respect to such option.

     (b) The exercise price of each option shall be determined by the Board or the Committee and shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted; provided, however, that the purchase price of common stock subject to an incentive stock option may not be less than one hundred ten percent (110%) of such fair market value (without regard to any restriction other than a restriction which, by its terms, will never lapse) where the optionee owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. The fair market value of such stock shall be determined by the Board or the Committee in accordance with any reasonable valuation method, including the valuation method described in Treasury Regulation Section 20.2031-2.

     (c) The purchase price of stock acquired pursuant to an option shall be paid at the time the option is exercised in cash or check payable to the order of the Company in an amount equal to the option price for the shares being purchased, in whole shares of stock of the Company owned by the optionee having a fair market value on the exercise date (determined by the Board or the Committee in accordance with any reasonable evaluation method including the evaluation method described in Treasury Regulation '20.2031-2) equal to the option price for the shares being purchased, or a combination of stock and cash or check payable to the order of the Company, equal in the aggregate to the option price for the shares being purchased. Payments of stock shall be made by delivery of stock certificates properly endorsed for transfer in negotiable form. If other than the optionee, the person or persons exercising the option shall be required to furnish the Company appropriate documentation that such person or persons have the full legal right and power to exercise the option on behalf of and for the optionee.

     (d) An option by its terms may only be transferred by will or by the laws of descent and distribution upon the death of the optionee, shall not be transferable during the optionee's lifetime, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

     (e) Subject to subparagraph 5(f) and except as provided in paragraph 10, each option shall be exercisable in such installments, which need not be equal, and upon such contingencies as the Board shall determine.

     (f) From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option. The provisions of this subparagraph 5(f) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.

     (g) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(d), as a condition of exercising any such option, to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The requirement of providing written assurances, and any assurances given pursuant to the requirement, shall be inoperative if (i) the shares to be issued upon the exercise of the option have been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a determination is made by counsel for the Company that such written assurances are not required in the circumstances under the then applicable federal or state securities laws.

     (h) If an Employee or Employee Director optionee ceases to be employed by the Company or its subsidiaries or a Non-Employee Director optionee ceases to serve as a director of the Company or its subsidiaries, then such optionee's option shall terminate three (3) months thereafter, and during such three month period, such option shall be exercisable only as to those shares with respect to which installments, if any, had accrued as of the date on which the optionee ceased to be employed by the Company or its subsidiaries or ceased to serve as a director of the Company or its subsidiaries, unless:

          (i) Such termination is due to such person's permanent and total disability, within the meaning of Section 22(e)(3) of the Code, in which case the stock option agreement may, but need not, provide that it may be exercised at any time within one (1) year following such termination of employment or cessation of directorship, and provided further that if such optionee dies during such specified period following such termination of employment or cessation of directorship, then the stock option agreement may, but need not, provide that such option may be exercised at any specified time up to one (1) year following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution, but only to the extent that the optionee was entitled to exercise said option immediately prior to the termination of the optionee's employment or cessation of the optionee's directorship;

          (ii) The optionee dies while in the employ of the Company or its subsidiaries or while serving as a director of the Company or its subsidiaries (which shall constitute termination of employment or cessation of directorship), or within not more than three (3) months after termination of such employment or cessation of directorship, in which case the option may, but need not, provide that it may be exercised at any time within one (1) year following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution, but only to the extent that the optionee was entitled to exercise said option immediately prior to the termination of optionee's employment or cessation of optionee's directorship;

          (iii) The option by its terms specifies either (a) that it shall terminate sooner than three (3) months after termination of the optionee's employment or cessation of the optionee's directorship, or (b) that in the case of nonqualified stock options it may be exercised more than three (3) months after termination of the optionee's employment or cessation of the optionee's directorship, but only to the extent that the optionee was entitled to exercise said option immediately prior to the termination of optionee's employment or cessation of optionee's directorship;

          (iv) The Employee or Employee Director optionee's employment is terminated for cause, whereupon the option terminates immediately unless such termination is waived by the Board or Committee. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties, or conviction of illegal activity in connection therewith, conviction for a felony, or any conduct detrimental to the interests of the Company or any of its subsidiaries, and the determination of the Board or Committee with respect thereto shall be final and conclusive; or

          (v) The Employee Director or Non-Employee Director optionee is removed from the Board of Directors of the Company or any of its subsidiaries for cause, whereupon the option terminates immediately on the date of such removal. Removal for cause shall include removal of a director who has been declared of unsound mind by an order of court or convicted of a felony.

     This subparagraph 5(h) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment.

     (i) Options may be exercised by ten (10) days written notice delivered to the Company stating the number of shares with respect to which the option is being exercised together with payment for such shares. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number of shares which may be purchased under the option.

     (j) Any option granted hereunder shall provide as determined by the Board or the Committee for appropriate arrangements for the satisfaction by the Company or its subsidiaries and the optionee of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable to the exercise of the option or the later disposition of the shares of stock thereby acquired. Such arrangements shall include, without limitation, the right of the Company or any subsidiary thereof to deduct or withhold in the form of cash or, if permitted by law, shares of stock from any transfer or payment to an optionee or, if permitted by law, to receive transfers of shares of stock or other property from the optionee, in such amount or amounts deemed required or appropriate by the Board or the Committee in its discretion. Any shares of stock issued pursuant to the exercise of an option and transferred by the optionee to the Company for purposes of satisfying any withholding obligation shall not again be available for purposes of the Plan.

     6. COVENANTS OF THE COMPANY.

     (a) During the terms of the options granted under the 1991 Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the 1991 Plan or the Company such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the 1991 Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the 1991 Plan, any option granted under the 1991 Plan or any stock issued or issuable pursuant to any such option or grant. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the 1991 Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon grant or upon exercise of such options unless and until such authority is obtained.

     (c) The Company shall indemnify and hold harmless the members of the Board and the Committee in any action brought against any member in connection with the administration of the 1991 Plan to the maximum extent permitted by then applicable law, except in the case of willful misconduct or gross misfeasance by such member in connection with the 1991 Plan and its administration.

     7. USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to options granted under the 1991 Plan shall constitute general funds of the Company.

     8. MISCELLANEOUS.

     (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.
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     (b) Nothing contained in the 1991 Plan, or in any option granted pursuant to the 1991 Plan, shall obligate the Company or any of its subsidiaries to employ any employee for any period or interfere in any way with the right of the Company or any of its subsidiaries to reduce the compensation of any employee.

     9. ADJUSTMENTS UPON CHANGES IN STOCK.

     If the outstanding shares of the stock of the Company are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Company, without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share subject to the option. Adjustments under this section shall be made by the Board or the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued under the 1991 Plan on account of any such adjustment.

     10. TERMINATING EVENTS.

     Not less than thirty (30) days prior to the dissolution or liquidation of the Company, or a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company will not be the surviving or resulting corporation, or a sale of substantially all the assets of the Company to another person, or a reverse merger in which the Company is the surviving corporation but the shares of the Company's stock outstanding immediately preceding the merger are converted by virtue of the merger into other property (a "Terminating Event"), the Board or the Committee shall notify each optionee of the pendency of the Terminating Event. Upon delivery of said notice, any option granted prior to the Terminating Event shall be, notwithstanding the provisions of paragraph 5 hereof, exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in the 1991 Plan. Upon the date thirty (30) days after delivery of said notice, any option or portion thereof not exercised shall terminate, and upon the effective date of the Terminating Event, the 1991 Plan shall terminate, unless provision is made in connection with the Terminating Event for assumption of options theretofore granted, or substitution for such options of new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the option of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

     11. AMENDMENT OF THE 1991 PLAN.

     (a) The Board at any time, and from time to time, except as otherwise provided in subparagraph 11(c), may amend the 1991 Plan. However, except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the vote of a majority of the outstanding shares of the Company entitled to vote or by the unanimous written consent of the holders of all outstanding shares of the Company entitled to vote, within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Materially increase the number of shares reserved for options under the 1991 Plan;

          (ii) Materially modify the requirements as to eligibility for participation in the 1991 Plan; or

          (iii) Materially increase the benefits accruing to participants under the 1991 Plan;

provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of shareholder approval if the Board determines, in its discretion after consultation with the Company's legal counsel, that such lesser degree of shareholder approval will comply with all applicable laws and will not adversely affect the qualification of the 1991 Plan under Section 422A of the Code.

It is expressly contemplated that the Board, in its sole discretion, may amend the 1991 Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to incentive stock options and/or to bring the 1991 Plan and/or options granted under it into compliance therewith.

     (b) Rights and obligations under any option granted pursuant to the 1991 Plan, while the 1991 Plan is in effect, shall not be altered or impaired by suspension or termination of the 1991 Plan, except with the consent of the person to whom the stock or option was granted.

     (c) The provisions of paragraph 14 may not be amended more than once every six (6) months other than to comply with changes in the Code, the Employee Retirement Income Securities Act, or the rules thereunder.

     12. TERMINATION OR SUSPENSION OF THE 1991 PLAN.

     (a) The Board may suspend or terminate the 1991 Plan at any time. Unless sooner terminated, the 1991 Plan shall terminate ten years from the Effective Date (as defined in paragraph 13) of the 1991 Plan. No options may be granted under the 1991 Plan while the 1991 Plan is suspended or after it is terminated.

     (b) Rights and obligations under any option granted pursuant to the 1991 Plan, while the 1991 Plan is in effect, shall not be altered or impaired by suspension or termination of the 1991 Plan, except with the consent of the person to whom the stock or option was granted.

     13. EFFECTIVE DATE OF PLAN.

     The 1991 Plan shall become effective on February 21, 1991 (the "Effective Date") but no options granted under the 1991 Plan shall be exercised unless and until the 1991 Plan has been approved by the vote of the holders of a majority of the outstanding shares of the Company entitled to vote or by the unanimous written consent of the holders of all of the outstanding shares of the Company entitled to vote, and, if required, an appropriate permit has been issued by the appropriate state securities authorities and approval has been obtained from the appropriate federal or state and/or federal regulatory authorities.

     14. OPTIONS TO NON-EMPLOYEE DIRECTORS.

     Notwithstanding anything to the contrary stated in this 1991 Plan, Options to Non-Employee Directors shall be granted, without any further action on the part of the Board or the Committee, only upon the following terms and conditions:

     (a) Each such person who is a director of the Company on the Effective Date of the 1991 Plan shall receive non-qualified options to acquire (i) 5,000 shares of stock of the Company, subject to adjustment as provided in paragraph 9 hereof, on the Effective Date of the 1991 Plan and (ii) after each 12 month period of continuous service as a director of the Company thereafter, 5,000 shares of stock of the Company, subject to adjustment as provided in paragraph 9 hereof, on the last day of each such period for up to a maximum of four (4) such periods (each such date shall be deemed a date of grant of the options).
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     (b) Each such person who is not a director of the Company on the Effective
Date of the 1991 Plan shall, after each 12 month period of continuous service as a director of the Company, receive non-qualified options to acquire 5,000 shares of stock of the Company, subject to adjustment as provided in paragraph 9 hereof, on the last day of each such period for up to a maximum of five (5) such periods (each such date shall be deemed a date of grant of the options).

     (c) Each option shall be exercisable as to one hundred percent (100%) of the shares of stock of the Company subject to the option immediately on the date of the grant.

     (d) Subject to earlier termination as provided elsewhere in the 1991 Plan, each option shall expire ten (10) years from the date the option was granted.

     (e) The exercise price of each option shall be equal to one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted, which shall be the closing price for the stock of the Company on the date of such grant or if the date of such grant is not a trading day, the first immediately preceding trading day. The closing price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such date, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange registered under the 1934 Act on which the stock of the Company is admitted to trading or listed, or if not listed or admitted to trading on any national securities exchange, the last sale price of the stock of the Company on the National Association of Securities Dealers National Market System ("NMS") or, if not quoted in the NMS, the average of the closing bid and asked prices of the stock of the Company on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system, or if the stock of the Company is not listed on NASDAQ or any comparable system, the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

     (f) Each option shall be subject to the other provisions of the 1991 Plan.
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